FIRST REFINANCING FACILITY AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of March 20, 2018
among
GLOBAL PAYMENTS INC.,
The Other Borrowers Party Hereto,
THE GUARANTORS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent,
and
THE LENDERS PARTY HERETO
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Sole Lead Arranger
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
and
JPMORGAN CHASE BANK, N.A.,
as Joint Bookrunners

FIRST REFINANCING FACILITY AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST REFINANCING FACILITY AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 20, 2018 (this “Amendment”) is entered into among Global Payments Inc., a Georgia corporation (the “Company”), the other borrowers party hereto (together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Company, the other Borrowers, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of July 31, 2015 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Credit Agreement permits the Company to add one or more tranches of term loans pursuant to a Refinancing Facility and the Company has notified the Administrative Agent that pursuant to Section 2.17 of the Credit Agreement certain financial institutions and institutional lenders identified to the Administrative Agent (the “Term B-3 Lenders”) have agreed to provide a Refinancing Facility consisting of a new term B loan (the “Term B-3 Loan”) in an aggregate principal amount of $1,141,375,000, to refinance the entire amount of the Term B-2 Loan outstanding immediately prior to giving effect to this Amendment, on the terms set forth herein; and
WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Term B-3 Loan.
(a)    Subject to the terms and conditions set forth herein: (a) the Term B-3 Loan is established as a Refinancing Facility pursuant to Section 2.17 of the Credit Agreement and (b) each Term B-3 Lender severally agrees to make its portion of the Term B-3 Loan in a single advance to the Company in Dollars on the First Refinancing Facility Amendment Effective Date in the amount as set forth on the Register (immediately after giving effect to this Amendment) (including the Term B-3 Lenders who have notified the Administrative Agent of their intention to fund their portion of the Term B-3 Loan pursuant to the Conversion (as hereinafter defined)).
(b)    Substantially concurrent with the advance of the Term B-3 Loan, the Company shall prepay the existing Term B-2 Loan in full with the proceeds of the Term B-3 Loan (or, to the extent of the portion of the existing Term B-2 Loan held by Converting Lenders (as hereinafter defined), convert such portion of the existing Term B-2 Loan into the Term B-3 Loan as allocated by the Administrative Agent). Each Lender party hereto waives any “breakage” costs that it would otherwise be entitled to pursuant to Section 3.05 of the Credit Agreement solely as a result of the foregoing.
(c)    Subject to the terms and conditions set forth herein, on and after the First Refinancing Facility Amendment Effective Date, unless the context otherwise clearly requires, for all purposes of the Loan Documents, (i) the commitment of each Term B-3 Lender to make (or in the case of a Converting Lender, convert its existing Term B-2 Loan to a portion of the Term B-3 Loan) shall constitute “Term B-2 Loan Commitments”, “Term Loan Commitments” and “Commitments”, (ii) the Term B-3 Loans shall constitute “Term B-2 Loans”, “Term Loans” and “Loans”, (iii) the Term B-3 Notes shall constitute "Term B-2 Notes" and "Notes", and (iv) each Term B-3 Lender shall be a “Term B-2 Lender”, a “Term Lender” and a “Lender” (if such Term B-3 Lender is not already a Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term B-2 Commitment (or, following the making and/or conversion of a Term B-3 Loan, a Term B-2 Loan). Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, taxes (and other provisions of Article III of the Credit Agreement), increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each existing Term B-2 Lender in respect of such Lender’s existing Term B-2 Loans immediately prior to giving effect to this Amendment (except as otherwise provided in this Amendment).
2.    Amendments to Credit Agreement.
(a)    Clause (b) of the definition of “Applicable Rate” in the Credit Agreement is hereby amended to read as follows:
(b)    the Term B-2 Loan, a percentage per annum equal to: (a) 1.75% with respect to Eurocurrency Rate Loans and (b) 0.75% with respect to Base Rate Loans;
(b)    The following new definitions are hereby inserted into Section 1.01 of the Credit Agreement in alphabetical order to read as follows:
“First Refinancing Facility Amendment” means that certain First Refinancing Facility Amendment to Second Amended and Restated Credit Agreement, dated as of the First Refinancing Facility Amendment Effective Date, among the Borrowers, the Guarantors, the Term B-3 Lenders (as defined in the First Refinancing Facility Amendment) and the Administrative Agent.
“First Refinancing Facility Amendment Effective Date” means March 20, 2018.
(c)    Section 2.02(g) of the Credit Agreement is hereby amended to insert a new sentence at the end of such section to read as follows:
On the First Refinancing Facility Amendment Effective Date, to the extent elected by those Lenders party to the First Refinancing Facility Amendment, such Lenders agree that the existing loans of such Lenders will continue as Loans under this Agreement.
(d)    The last sentence of Section 2.05(a)(i) of the Credit Agreement is hereby amended to read as follows:
Each prepayment of the Term B-2 Loan made in connection with a Repricing Event on or before the date that is six (6) months after the First Refinancing Facility Amendment Effective Date shall be accompanied by a prepayment premium equal to 1.00% of the principal amount being repaid in connection with such Repricing Event.
3.    Conversion.
The Lenders set forth on the Register (immediately prior to giving effect to this Amendment) are the lenders of record of the portion of the Term B-2 Loan set forth on the Register opposite such Lender’s name (each such Lender, a “Converting Lender”). Each such Converting Lender represents and warrants that it holds such portion of the Term B-2 Loan and has not assigned or participated such portion of the Term B-2 Loan to any other Person.

The Company, the Administrative Agent and each Converting Lender hereby agree that on the First Refinancing Facility Amendment Effective Date the principal amount of the portion of the Term B-2 Loan set forth on the Register (immediately prior to giving effect to this Amendment) opposite such Converting Lender’s name and owing to such Converting Lender under the Credit Agreement shall be converted (the “Conversion”) into a portion of the Term B-3 Loan in an aggregate principal amount equal to the amount set forth on the

Register (immediately after giving effect to this Amendment) opposite such Converting Lender’s name, as contemplated by and to be evidenced and governed by the Credit Agreement and the related Loan Documents, all on the terms and conditions set forth in the Credit Agreement, in each case, as amended by this Amendment.

In order to effect the Conversion, (a) the Administrative Agent has notified the Company that upon the First Refinancing Facility Amendment Effective Date it will mark the Register to reflect the Term B-2 Loan as no longer outstanding on the First Refinancing Facility Amendment Effective Date and (b) each Converting Lender will have been deemed to become a party to the Credit Agreement as a Term B-3 Lender on the First Refinancing Facility Amendment Effective Date in respect of the Term B-3 Loan in the amount set forth opposite such Converting Lender’s name on the Register (immediately after giving effect to this Amendment). The Conversion will not affect the right of any Converting Lender to receive any accrued and unpaid interest with respect to the Term B-2 Loan that is owed to such Converting Lender, all of which shall be paid by the Company on the First Refinancing Facility Amendment Effective Date (but it is understood and agreed that the Term B-2 Loan shall not bear any interest from and after the Conversion). Furthermore, each Converting Lender agrees that, effective upon the Conversion and subject to receipt of such accrued and unpaid interest, it no longer holds any portion of the Term B-2 Loan.

4.    Conditions Precedent. This Amendment shall be effective on the date set forth above (the “First Amendment Refinancing Facility Effective Date”) upon satisfaction of the following conditions precedent:
(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Term B-3 Lenders and the Administrative Agent.
(b)    Receipt by the Administrative Agent of Notes executed by the Company for each Term B-3 Lender that has requested a Note.
(c)    Receipt by the Administrative Agent of satisfactory evidence that (i) the representations and warranties of the Borrowers set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date (in which event such representations and warranties shall have been true in all material respects on and as of such earlier date), and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
(d)    Receipt by the Administrative Agent of favorable written opinions (addressed to the Administrative Agent and the Term B-3 Lenders and dated the First Refinancing Facility Amendment Effective Date), in a form reasonably satisfactory to the Administrative Agent, and covering such matters relating to the Company and the Credit Parties that are Domestic Subsidiaries and this Amendment as the Administrative Agent shall reasonably request.
(e)    Receipt by the Administrative Agent of such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment, and any other legal matters relating to the Credit Parties, all in form and substance satisfactory to the Administrative Agent and its counsel.
(f)    Receipt by the Administrative Agent of payment in full of all accrued interest and fees owing with respect to the Term B-2 Loan.
(g)    Payment by the Company of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).
5.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Credit Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby. This Amendment is a Loan Document.
(b)    Each Guarantor joins the execution of this Amendment for the purpose of (i) acknowledging and consenting to all of the terms and conditions of this Amendment, (ii) affirming all of its obligations under the Loan Documents, and (iii) agreeing that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    Each Credit Party hereby represents and warrants as follows:
(i)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(ii)    This Amendment has been duly executed and delivered by it and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) Debtor Relief Law, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.
(d)    The Borrowers represent and warrant to the Term B-3 Lenders that (i) the representations and warranties of the Borrowers set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date (in which event such representations and warranties shall have been true in all material respects on and as of such earlier date), and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:
GLOBAL PAYMENTS INC., a Georgia corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENTS DIRECT, INC., a New York corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENTS UK LTD., an English company governed by the Laws of England and Wales By: /s/ David L. Green Name: David L. Green Title: Director

GLOBAL PAYMENTS ACQUISITION
CORPORATION 2, a Luxembourg société à responsabilité limitée, having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, and registered with the R.C.S. Luxembourg under number B 139.629

By: /s/ David L. Green
Name: David L. Green
Title: Manager

GLOBAL PAYMENTS ACQUISITION PS 1 - GLOBAL PAYMENTS DIRECT, a Luxembourg société en nom collectif, having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, and registered with the R.C.S. Luxembourg under number B 139.804

By: Global Payments Acquisition Corporation 7, LLC, its Unlimited Partner

By: /s/ David L. Green
Name: David L. Green
Title: Manager

GLOBAL PAYMENTS ACQUISITION PS 2 C.V.,
a Netherlands limited partnership

By: Global Payments Direct., Inc., acting in its capacity as general partner of Global Payments Acquisition PS 1 C.V., in its turn representing Global Payments Acquisition PS 1 - Global Payments Direct S.e.n.c., in its turn acting in its capacity as general partner on behalf and for the benefit of Global Payments Acquisition PS 2 C.V.

By: /s/ David L. Green
Name: David L. Green
Title: Manager

GPA PS 3 C.V.,
a limited partnership formed under the laws of the Netherlands

By: Global Payments Acquisition Corporation 3, LLC, acting in its capacity as general partner on behalf and for the benefit of GPA PS 3 C.V.

By: /s/ David L. Green
Name: David L. Green
Title:Manager

GUARANTORS:	GLOBAL PAYMENTS DIRECT, INC., a New York corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENTS HOLDING COMPANY, a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENTS CHECK SERVICES, Inc., an Illinois corporation By: /s/ L.J. Williams Name: L.J. Williams Title: Secretary
GLOBAL PAYMENTS GAMING SERVICES, Inc., an Illinois corporation By: /s/ L.J. Williams Name: L.J. Williams Title: Secretary

GLOBAL PAYMENTS CHECK RECOVERY SERVICES, INC., a Georgia corporation By: /s/ L.J. Williams Name: L.J. Williams Title: Secretary
GLOBAL PAYMENTS GAMING INTERNATIONAL, INC., a Georgia corporation By: /s/ L.J. Williams Name: L.J. Williams Title: Secretary
DEBITEK, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
DIGITAL DINING, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
DINERWARE, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
GP FINANCE, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GREATER GIVING, INC., an Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND ACQUISITION, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary

HEARTLAND COMMERCE, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
XENIAL, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND PAYMENT SOLUTIONS, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND PAYMENT SYSTEMS, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND PAYROLL SOLUTIONS, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
OPENEDGE PAYMENTS LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
PAYPROS LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
PAYROLL 1, INC., a Michigan corporation By: /s/ David L. Green Name: David L. Green Title: Secretary

PCAMERICA, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
TOUCHNET INFORMATION SYSTEMS, INC., a Kansas corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
XPIENT, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
EDUCATIONAL COMPUTER SYSTEMS, INC., a Pennsylvania corporation By: /s/ Daniel Frazier Name: Daniel Frazier Title: Secretary
ATHLACTION TOPCO LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
VEPF IV AIV VII-C CORP., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary

VEPF III AIV VI-C CORP., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
VFF I AIV IV-C CORP., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
EDUCATIONAL COMPUTER SYSTEMS, INC., a Pennsylvania corporation By: /s/ Eric Ives Name: Eric Ives Title: Secretary

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Angela Larkin Name: Angela Larkin Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender By: /s/ Thomas M. Paulk Name: Thomas M. Paulk Title: Senior Vice President

55 LOAN STRATEGY FUND A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: BlackRock Financial Management Inc., Its Investment Manager
By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

55 LOAN STRATEGY FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: BlackRock Financial Management Inc., Its Investment Manager
By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

55 LOAN STRATEGY FUND SERIES 3 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: BlackRock Financial Management Inc., Its Investment Manager
By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

55 LOAN STRATEGY FUND SERIES 4 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: BlackRock Financial Management Inc., Its Investment Manager
By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

A Voce CLO, Ltd., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
ABR REINSURANCE LTD, as a Lender By: BlackRock Financial Management Inc., Its Investment Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
ACE PROPERTY & CASUALTY INSURANCE COMPANY, as a Lender By: BlackRock Financial Management Inc., Its Investment Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory

ACIS CLO 2013-1 LTD., as a Lender By: Acis Capital Management, L.P., its Portfolio Manager By: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory
ACIS CLO 2014-3, LTD., as a Lender By: Acis Capital Management, L.P., its Portfolio Manager By: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory
ACIS CLO 2014-5, LTD., as a Lender By: Acis Capital Management, L.P., its Portfolio Manager By: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory
ACIS CLO 2014-4, LTD., as a Lender By: Acis Capital Management, L.P., its Portfolio Manager By: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory
ACIS CLO 2015-6, LTD., as a Lender By: Acis Capital Management, L.P., its Portfolio Manager By: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory
ACIS CLO 2017-7, LTD., as a Lender By: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory
AEGIS ELECTRIC AND GAS INTERNATIONAL SERVICES, LTD., as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO

AIB DEBT MANAGEMENT, LIMITED, as a Lender By: /s/ Paul McGinley Name: Paul McGinley Title: Assistant Vice President By: /s/ Joseph Augustini Name: Joseph Augustini Title: Senior Vice President
ALJ GLOBAL BANK LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender By: /s/ Robert Davis Name: Robert Davis Title: Senior Vice President
ALJ GLOBAL BANK LOAN FUND 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender By: /s/ Robert Davis Name: Robert Davis Title: Senior Vice President
ALPHAFIXE FLOATING RATE BANK LOAN FUND, as a Lender By: /s/ Diane Favreau Name: Diane Favreau Title: Managing Director

AMADABLUM US LEVERAGED LOAN FUND A SERIES TRUST OF GLOBAL MULTI PORTFOLIO INVESTMENT TRUST,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager
By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

AMJ BANK LOAN FUND A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Bank Loan Fund, a series trust of Multi Manager Global Investment Trust, acting by Highbridge Principal Strategies, LLC as attorney-in-fact, and expressly on the basis that the parties agree they shall not have recourse to the assets of Multi

By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

AMJ BANK LOAN FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender By: /s/ Jamie Donsky Name: Jamie Donsky Title: Senior Vice President
ING CAPITAL LLC, as a Lender By: /s/ Mallika Kambhampati Name: Mallika Kambhampati Title: Managing Director By: /s/ Joe McAdams Name: Joe McAdams Title: Managing Director

AMJ BANK LOAN FUND SERIES 3 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 3, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact

By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

AMJ BANK LOAN FUND SERIES 4 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 4, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact

By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

AMMC CLO 15, LIMITED, as a Lender By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President

AMMC CLO 16, LIMITED, as a Lender By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President
AMMC CLO 17, LIMITED, as a Lender By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President
AMMC CLO 18, LIMITED, as a Lender By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President
AMMC CLO 19, LIMITED, as a Lender By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President
AMMC CLO 20, LIMITED, as a Lender By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President
AMMC CLO XI, LIMITED, as a Lender By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President

AMMC CLO XIV, LIMITED, as a Lender By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President
AMMC CLO XIII, LIMITED, as a Lender By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President
APEX CREDIT CLO 2017-II LTD., as a Lender By: Apex Credit Partners LLC By: /s/ Andrew Stern Name: Andrew Stern Title: Managing Director
APIDOS CLO XII, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title:Senior Portfolio Manager
APIDOS CLO XV, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
ATLANTIC CAPITAL BANK, N.A., as a Lender By: /s/ Preston McDonald Name: Preston McDonald Title: Vice President

APIDOS CLO XVI, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
APIDOS CLO XVII, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
APIDOS CLO XVIII, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
APIDOS CLO XX, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
APIDOS CLO XXI, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
APIDOS CLO XXII, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

APIDOS CLO XXIII, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
APIDOS CLO XXV, as a Lender By: Its Collateral Manager CVC Credit Partners, LLC By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
APOLLO AF LOAN TRUST 2012, as a Lender By: Apollo Credit Management (Senior Loans) II, LLC By: /s/ Joseph Glatt Name: Joseph Glatt Title: Vice President
ARES LOAN TRUST 2011, as a Lender By: Ares Management LLC, Its Investment Manager By: /s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory
ARES XLIII CLO LTD., as a Lender By: Ares Management LLC, as its Asset Manager By:/s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory
ARES XLIV CLO LTD., as a Lender By: Ares CLO Management II LLC, its Asset Manager By: /s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a New Lender By: /s/ Nicholas Gitron-Beer Name: Nicholas Gitron-Beer Title: Vice President
ARES XXIX CLO LTD., as a Lender By: Ares CLO Management XXIX, L.P., its Asset Manager By: Ares CLO GP XXIX, LLC, its General Partner By: /s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory
ARES XXVII CLO, LTD., as a Lender By: Ares CLO Management LLC, its asset manager By: /s/ Ben Kattan Name:Ben Kattan Title: Authorized Signatory
ARES XXVIII CLO, LTD., as a Lender By: Ares CLO Management XXVIII, L.P., its Asset Manager By: Ares CLO GP XXVIII, LLC, its General Partner By: /s/ Ben Kattan Name: Ben Kattan Title:Authorized Signatory
ARES XXXI CLO, LTD., as a Lender By: Ares CLO Management XXXI, L.P., its Portfolio Manager By: Ares Management LLC, its General Partner By: /s/ Ben Kattan Name: Ben Kattan Title:Authorized Signatory
ARES XXXII CLO, LTD., as a Lender By: Ares CLO Management XXXII, L.P., its Asset Manager By: /s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory

ARES XXXIII CLO, LTD., as a Lender By: Ares CLO Management XXXIII, L.P., its Asset Manager By: /s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory
ARES XXXIV CLO, LTD., as a Lender By: Ares CLO Management LLC, its Collateral Manager By:/s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory
ARES XXXV CLO, LTD., as a Lender By: Ares CLO Management LLC, its asset manager By: /s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory
ARES XXXV CLO, LTD., as a Lender By: Ares CLO Management LLC, its asset manager By: /s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory
ARES XXXVII CLO, LTD., as a Lender By: Ares CLO Management LLC, its asset manager By: /s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory
ARES XXXIII CLO, LTD., as a Lender By: Ares CLO Management II LLC, its asset manager By: /s/ Ben Kattan Name: Ben Kattan Title:Authorized Signatory

ASCENSION ALPHA FUND, LLC, as a Lender By: Amundi Pioneer Institutional Asset Management, Inc. By: /s/ Margaret C. Begley Name: Margaret C. Begley Title:Vice President and Associate General Counsel
ASCENSION ALPHA FUND, LLC, as a Lender By: MacKay Shields LLC, solely as Investment Manager and agent By: /s/ Dan Roberts Name: Dan Roberts Title: Executive Managing Director

ASCENSION HEALTH MASTER PENSION TRUST,
as a Lender

By: Amundi Pioneer Institutional Asset Management, Inc.
By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

ASFI LOAN FUNDING LLC, as a Lender By: Citibank, N.A. By: /s/ Lauri Pool Name: Lauri Pool Title:Associate Director
ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED, as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO
ATHENE ANNUITY AND LIFE COMPANY, as a Lender By: Athene Asset Management, L.P., its investment manager By: /s/ Joe Moroney Name: Joe Moroney Title: Authorized Signatory

AUTO CLUB INSURANCE ASSOCIATION, as a Lender By: Invesco Senior Secured Management, Inc., as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
AVAW, as a Lender By: Internationale Kapitalanlagegesellschaft mbH, acting for account of AVAW Represented by: Oak Hill Advisors, L.P. By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
AVERY POINT V CLO, LIMITED, as a Lender By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President
AVERY POINT VI CLO, LIMITED, as a Lender By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President
AVERY POINT VII CLO, LIMITED, as a Lender By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President
AZB FUNDING 7, as a Lender By: /s/ Robert Gates Name: Robert Gates Title: Authorized Signatory

BAIN CAPITAL CREDIT CLO 2016-2 LIMITED, as a Lender By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President
BALOISE SENIOR SECURED LOAN FUND II, as a Lender By: Bain Capital Credit, LP, as Sub Investment Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

BANCO DE CREDITO E INVERSIONES SA, MIAMI BRANCH,
as a Lender

By:     /s/ Linda D. Benford
Name:     Linda D. Benford
Title:    Senior Vice President
By:     /s/ Ana C. Escuduro
Name:     Ana C. Escuduro
Title:    Head of Credit and Underwriting

AMBITION TRUST 2011, as a Lender By: Barings LLC as Investment Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
AMBITION TRUST 2009, as a Lender By: Barings LLC as Investment Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
ARROWOOD INDEMNIT COMPANY, as a Lender By: Barings LLC as Investment Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director

ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR OF THE PENSION PLAN OF ARROWOOD INDEMNITY COMPANY,
as a Lender

By: Barings LLC as Investment Manager
By:     /s/ Charles M. Creech III
Name:     Charles M. Creech III
Title:    Director

BARINGS CLO LTD. 2013-I, as a Lender By: Barings LLC as Collateral Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
BABSON CLO LTD. 2013-II, as a Lender By: Barings LLC as Collateral Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
BABSON CLO LTD. 2014-I, as a Lender By: Barings LLC as Collateral Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
BABSON CLO LTD. 2014-II, as a Lender By: Barings LLC as Collateral Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
BABSON CLO LTD. 2014-III, as a Lender By: Barings LLC as Collateral Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director

BEL-AIR LOAN FUND LLC, as a Lender By: Barings LLC as Investment Advisor By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
BARINGS CLO LTD. 2015-I, as a Lender By: Barings LLC as Collateral Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
BARINGS CLO LTD. 2015-II, as a Lender By: Barings LLC as Collateral Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
BABSON CLO LTD. 2016-I, as a Lender By: Barings LLC as Collateral Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LMITED ACTING SOLELY IN ITS CAPACITY AS TRUSTEE OF BARINGS LOAN FUND SERIES 3 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Barings LLC as Investment Manager and Attorney-in-fact
By: /s/ Charles M. Creech III
Name:     Charles M. Creech III
Title:    Director

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LMITED ACTING SOLELY IN ITS CAPACITY AS TRUSTEE OF BARINGS LOAN FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Barings LLC as Investment Manager and Attorney-in-fact
By:     /s/ Charles M. Creech III
Name:     Charles M. Creech III
Title:    Director

BARINGS CLO LTD. 2016-III, as a Lender By: Barings LLC as Collateral Manager By: /s/ Charles M. Creech III Name: Charles M. Creech III Title: Director
BEACHHEAD SPECIAL OPPORTUNITIES LLC, as a Lender By: /s/ Christine Woodhouse Name: Christine Woodhouse Title: General Counsel
BEAZLEY FURLONGE LIMITED, AS MANAGING AGENT OF SYNDICATE 2623, as a Lender By: PineBridge Investments Europe Limited, Its Investment Manager By: /s/ Steven Oh Name: Steven Oh Title: Managing Director
BETONY CLO, LTD., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
BLACKROCK GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as a Lender By: BlackRock Financial Management, Inc., its Sub-Advisor By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
BLACKSTONE / GSO SECURED TRUST, LTD., as a Lender By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS INVESTMENT MANAGER By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory

BLUE HILL CLO, LTD., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
BLUECROSS BLUESHIELD OF TENNESSEE, INC., as a Lender By: Wellington Management Company, LLP as its Investment Adviser By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
BOC PENSION INVESTMENT FUND, as a Lender By: Invesco Senior Secured Management, Inc. as Attorney in Fact By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual

BRIGHTHOUSE FUNDS TRUST I - BRIGHTHOUSE/EATON VANCE FLOATING RATE PORTFOLIO,
as a Lender

By: Eaton Vance Management as Investment Sub-Advisor
By:     /s/ Michael Brotthof
Name:     Michael Brotthof
Title:    Vice President

BRITISH COAL STAFF SUPERANNUATION SCHEME, as a Lender By: Wellington Management Company LLP as its Investment Advisor By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
BYLINE BANK, as a Lender By: /s/ Chris Barkidija Name: Chris Barkidija Title: SVP

CANYON CLO 2016-2 LTD., as a Lender By: Canyon CLO Advisors LLC, its Collateral Manager By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CANYON CLO 2016-1, LTD., as a Lender By: Canyon CLO Advisors LLC, its Collateral Manager By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CARE SUPER, as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO
CATHAY BANK, as a Lender By: /s/ Nancy A. Moore Name: Nancy A. Moore Title: Senior Vice President
CATSKILL PARK CLO, LTD., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory
CBAM 2017-2 LTD., as a Lender By: /s/ Christopher Cutter Name: Christopher Cutter Title: Associate

CBAM 2017-3 LTD., as a Lender By: /s/ Christopher Cutter Name: Christopher Cutter Title: Associate

CENTURYLINK, INC. DEFINED CONTRIBUTION PLAN MASTER TRUST,
as a Lender

By: MacKay Shields LLC as Investment Adviser and not individually
By:     /s/ Dan Roberts
Name:     Dan Roberts
Title:    Executive Managing Director\

CHRISTIAN SUPER, as a Lender By: Shenkman Capital Management, Inc. By: /s/ Dov Braun Name: Dov Braun Title: CFO
CHUBB EUROPEAN GROUP LIMITED, as a Lender By: BlackRock Financial Management, Inc., its Sub-Advisor By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
CITIBANK, N.A., as a Lender By: /s/ Brian S. Broyles Name: Brian S. Broyles Title: Attorney-in-Fact
CITIZENS BANK, N.A., as a Lender By: /s/ James Connolly Name: James Connolly Title: Officer

CONSUMER PROGRAM ADMINISTRATORS, INC., as a Lender By: BlackRock Financial Management, Inc. its Investment Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
COOK PARK CLO, LTD., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral manager By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory
CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender By: /s/ Garry Weiss Name: Garry Weiss Title: Managing Director By: /s/ Clifford Abramsky Name: Clifford Abramsky Title: Managing Director
CREDOS FLOATING RATE FUND LP, as a Lender By: Shenkman Capital Management, Inc., as General Partner By: /s/ Dov Braun Name: Dov Braun Title: CFO
DELAWARE LIFE INSURANCE COMPANY, as a Lender By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory

DORCHESTER PARK CLO DESIGNATED ACTIVITY COMPANY,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral manager
By:     /s/ Thomas Iannarone
Name:     Thomas Iannarone
Title:    Authorized Signatory

DRYDEN 31 SENIOR LOAN FUND, as a Lender By: PGIM, Inc., as Collateral Manager By: /s/ Parag Pandya Name: Parag Pandya Title: Vice President
DRYDEN 34 SENIOR LOAN FUND, as a Lender By: PGIM, Inc., as Collateral Manager By: /s/ Parag Pandya Name: Parag Pandya Title: Vice President
DRYDEN XXV SENIOR LOAN FUND, as a Lender By: PGIM, Inc., as Collateral Manager By: /s/ Parag Pandya Name: Parag Pandya Title: Vice President
DRYDEN XXVI SENIOR LOAN FUND, as a Lender By: PGIM, Inc., as Collateral Manager By: /s/ Parag Pandya Name: Parag Pandya Title: Vice President
EAST WEST BANK, as a Lender By: /s/ Andrew Maria Name: Andrew Maria Title: Senior Vice President

EATON VANCE BANK LOAN FUND A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Eaton Vance Management as Investment Advisor
By:     /s/ Michael Brotthof
Name:     Michael Brotthof
Title:    Vice President

EATON VANCE BANK LOAN FUND SERIES II A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Eaton Vance Management as Investment Advisor
By:     /s/ Michael Brotthof
Name:     Michael Brotthof
Title:    Vice President

EATON VANCE CLO 2013-1 LTD., as a Lender By: Eaton Vance Management, Portfolio Manager By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
EATON VANCE CLO 2014-1 LTD., as a Lender By: Eaton Vance Management, Portfolio Manager By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
EATON VANCE CLO 2015-1 LTD., as a Lender By: Eaton Vance Management, Portfolio Manager By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
EATON VANCE FLOATING-RATE INCOME PLUS FUND, as a Lender By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
EATON VANCE FLOATING-RATE INCOME TRUST, as a Lender By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

EATON VANCE FLOATING RATE PORTFOLIO, as a Lender By: Boston Management and Research as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
EATON VANCE LIMITED DURATION INCOME FUND, as a Lender By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

EATON VANCE LOAN FUND SERIES III A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Eaton Vance Management as Investment Advisor
By:     /s/ Michael Brotthof
Name:     Michael Brotthof
Title:    Vice President

EATON VANCE LOAN FUND SERIES IV A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Eaton Vance Management as Investment Advisor
By:     /s/ Michael Brotthof
Name:     Michael Brotthof
Title:    Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

EATON VANCE SENIOR INCOME TRUST, as a Lender By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
EATON VANCE VT FLOATING-RATE INCOME FUND, By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
ELECTRONIC DATA SYSTEMS 1994 PENSION SCHENTE, as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO
ELECTRONIC DATA SYSTEMS RETIREMENT PLAN, as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO
ELEVATION CLO 2014-2, LTD., as a Lender By: ArrowMark Colorado Holdings LLC as Collateral Manager By: /s/ Sanjai Bhonsle Name: Sanjai Bhonsle Title: Portfolio Manager
ELEVATION CLO 2017-7, LTD., as a Lender By: 325 Fillmore LLC as Collateral Manager By: /s/ Sanjai Bhonsle Name: Sanjai Bhonsle Title: Portfolio Manager

ELYSIUM LIMITED, as a Lender By: /s/ Adam Kaiser Name: Adam Kaiser Title: Attorney-In-Fact
THE U.S. BUSINESS OF THE CANADA LIFE ASSURANCE COMPANY, as a Lender By: /s/ Jack Brown Name: Jack Brown Title: SVP Separate Accounts
EMPLOYEES & AGENTS PENSION PLAN GWL&A FINANCIAL INC, as a Lender By: /s/ Jack Brown Name: Jack Brown Title: SVP Separate Accounts

EMPLOYEES’ RETIREMENT SYSTEM OF THE STATE OF RHODE ISLAND,
as a Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor
By:     /s/ Arthur Y.D. Ong
Name:     Arthus Y.D. Ong
Title:    Executive Vice Presiden

ERSTE GROUP BANK AG, as a Lender By: /s/ John Fay Name: John Fay Title: Managing Director By: /s/ Robert Wagman Name: Robert Wagman Title: Managing Director
FIDELITY SUMMER STREET TRUST: FIDELTIY SERIES FLOATING RATE HIGH INCOME FUND, as a Lender By: /s/ Colm Hogan Name: Colm Hogan Title: Authorized Signatory

FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST,
as a Lender

By:     /s/ Colm Hogan
Name:     Colm Hogan
Title:    Authorized Signatory

VARIABLE INSURANCE PRODUCTS FUND: FLOATING RATE HIGH INCOME PORTFOLIO, as a Lender By: /s/ Colm Hogan Name: Colm Hogan Title: Authorized Signatory

FIDELITY FLOATING RATE HIGH INCOME FUND FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY FLOATING RATE HIGH INCOME FUND,
as a Lender

By:     /s/ Colm Hogan
Name:     Colm Hogan
Title:    Authorized Signatory

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL FUND, as a Lender By: /s/ Colm Hogan Name: Colm Hogan Title: Authorized Signatory
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender By: /s/ Colm Hogan Name: Colm Hogan Title: Authorized Signatory
FIDELITY INCOME FUND: FIDELITY TOTAL BOND FUND, as a Lender By: /s/ Colm Hogan Name: Colm Hogan Title: Authorized Signatory

ADVANCED SERIES TRUST - AST FI PYRAMIS QUANTITATIVE PORTFOLIO BY FIAM LLC AS INVESTMENT MANAGER, as a Lender By: /s/ Dana Rancourt Name: Dana Rancourt Title: Director
FIDELITY QUALIFYING INVESTOR FUNDS PLC BY FIAM LLC AS SUB ADVISOR, as a Lender By: /s/ Dana Rancourt Name: Dana Rancourt Title: Director
FIAM LEVERAGED LOAN, LP BY FIAM LLC AS INVESTMENT MANAGER, as a Lender By: /s/ Dana Rancourt Name: Dana Rancourt Title: Director
FIAM FLOATING RATE HIGH INCOME COMMINGLED POOL BY FIDELITY INSTITUTATIONAL ASSET MANAGEMENT TRUST COMPANY AS TRUSTEE, as a Lender By: /s/ Dana Rancourt Name: Dana Rancourt Title: Director
FIFTH THIRD BANK, as a Lender By: /s/ Dan Komitor Name: Dan Komitor Title: Senior Relationship Manager

FIGUEROA CLO 2014-1, LTD.,
as a Lender

By: TCW Asset Management Company as Investment Manager
By:     /s/ Bibi Khan
Name:     Bibi Khan
Title:    Managing Director
By:     /s/ Ryan Gable
Name:     Ryan Gable
Title:    Senior Vice President

FIRST AMERICAN TITLE INSURANCE COMPANY, as a Lender By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Executive Vice President
FIRST MIDWEST BANK, as a Lender By: /s/ Michael Trunck Name: Michael Trunck Title: Senior Vice President
FIXED INCOME OPPORTUNITIES NERO, LLC, as a Lender By: BlackRock financial Management Inc., Its Investment Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
FOUR POINTS MULTI-STRATEGY MASTER FUND INC. (LOAN ACCOUNT), as a Lender By: Shenkman Capital Management, Inc., as Investment Manager for the Loan Account By: /s/ Dov Braun Name: Dov Braun Title: CFO
GIM CREDIT MASTER LUX S.A.R.L., as a Lender By: HPS INVESTMENT PARTNERS, LLC AS INVESTMENT MANAGER By: /s/ Serge Adam Name: Serge Adam Title: Managing Director

GOLDMAN SACHS TRUST ON BEHALF OF THE GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND BY: GOLDMAN SACHS ASSET MANAGEMENT, L.P. AS INVESTMENT ADVISOR AND NOT AS PRINCIPAL,
as a Lender

By:     /s/ Chris Lam
Name:     Chris Lam
Title:    Authorized Signatory

GOLDMAN SACHS LUX INVESTMENT FUNDS FOR THE BENEFIT OF GOLDMAN SACHS HIGH YIELD FLOATING RATE PORTFOLIO (LUX) BY GOLDMAN SACHS ASSET MANAGEMENT, L.P. SOLELY AS ITS INVESTMENT ADVISOR AND NOT AS PRINCIPAL,
as a Lender

By:     /s/ Chris Lam
Name:     Chris Lam
Title:    Authorized Signatory

GSO JUPITER LOAN TRUST, as a Lender By: GSO Capital Advisors LLC, As its Investment Advisor By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory
GSO LOAN TRUST 2010, as a Lender By: GSO Capital Advisors LLC, As its Investment Advisor By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory
GSO LOAN TRUST 2011, as a Lender By: GSO Capital Advisors LLC, As its Investment Advisor By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory

GSO SAKURA LOAN FUND 2015, A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: GSO Capital Advisors LLC, as its Investment Advisor
By:     /s/ Thomas Iannarone
Name:     Thomas Iannarone
Title:    Authorized Signatory

GSO SAKURA LOAN FUND 2017, A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: GSO Capital Advisors LLC, as its Investment Advisor
By:     /s/ Thomas Iannarone
Name:     Thomas Iannarone
Title:    Authorized Signatory

HALCYON LOAN ADVISORS FUNDING 2013-2 LTD., as a Lender By: /s/ David Martino Name: David Martino Title: Controller
HALCYON LOAN ADVISORS FUNDING 2014-2 LTD., as a Lender By: Halcyon Loan Advisors 2014-2 LLC as collateral manager By: /s/ David Martino Name: David Martino Title: Controller
HARBOURVIEW CLO VII, LTD, as a Lender By: /s/ Daniel Zakrzewski Name: Daniel Zakrzewski Title: Manager
THE HARTFORD FLOATING RATE FUND, as a Lender By: Wellington Management Company, LLP as its Investment Adviser By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
THE HARTFORD INFLATION PLUS FUND, as a Lender By: Wellington Management Company, LLP as its Investment Adviser By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
HEALTH EMPLOYEES SUPERANNUATION TRUST AUSTRALIA, as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO

HEALTH NET COMMUNITY SOLUTIONS, INC.,
as a Lender

By: Deutsche Investment Management Americas Inc. as Manager
By:     /s/ Mark Rigazio
Name:     Mark Rigazio
Title:    Portfolio Manager

By:     /s/ Shayna Malnak
Name:     Shayna Malnak
Title:    Vice President

HIGHBRIDGE LOAN MANAGEMENT 5-2015, LTD., as a Lender By: HPS Investment Partners, LLC as the Collateral Manager By: /s/ Jamie Donsky Name: Jamie Donsky Title: Senior Vice President
HPS LOAN MANAGEMENT 6-2015, LTD., as a Lender By: HPS Investment Partners, LLC as the Collateral Manager By: /s/ Jamie Donsky Name: Jamie Donsky Title: Senior Vice President
HIGHBRIDGE LOAN MANAGEMENT 7-2015, LTD., as a Lender By: HPS Investment Partners, LLC, its Collateral Manager By: /s/ Jamie Donsky Name: Jamie Donsky Title: Senior Vice President
HIGHBRIDGE LOAN MANAGEMENT 8-2016, LTD., as a Lender By: HPS Investment Partners, LLC as the Collateral Manager By: /s/ Jamie Donsky Name: Jamie Donsky Title: Senior Vice President
HIGHMARK INC., as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO

HORIZONS ACTIVE FLOATING RATE SENIOR LOAN ETF, as a Lender By: /s/ Diane Favreau Name: Diane Favreau Title: Managing Director
HOUSTON CASULATY COMPANY, as a Lender By: BlackRock Investment Management, LLC, its Investment Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
HPS LOAN MANAGEMENT 4-2014, LTD., as a Lender By: HPS Investment Partners, LLC as the Collateral Manager By: /s/ Jamie Donsky Name: Jamie Donsky Title: Senior Vice President
INDUSTRIAL & COMMERCIAL BANK OF CHINA (USA) NA, as a Lender By: /s/ Jeff Liu Name: Jeff Liu Title: SVP & Corporate Syndications Manager
INNOVATION TRUST 2009, as a Lender By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
INNOVATION TRUST 2011, as a Lender By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

INVESCO BANK LOAN FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Invesco Senior Secured Management, Inc., as Investment Manager
By:     /s/ Kevin Egan
Name:     Kevin Egan
Title:    Authorized Individual

INVESCO BL FUND, LTD., as a Lender By: Invesco Management S.A. As Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
INVESCO FLOATING RATE FUND, as a Lender By: Invesco Senior Secured Management, Inc., as Sub-Adviser By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
INVESCO FLOATING RATE INCOME FUND, as a Lender By: Invesco Senior Secured Management, Inc., as Sub-Adviser By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
INVESCO GEMINI US LOAN FUND LLC, as a Lender By: Invesco Senior Secured Management, Inc., as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual

INVESCO LOAN FUND SERIES 3 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Invesco Senior Secured Management, Inc., as Investment Manager
By:     /s/ Kevin Egan
Name:     Kevin Egan
Title:    Authorized Individual

INVESCO LOAN FUND SERIES 4 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Invesco Senior Secured Management, Inc., as Investment Manager
By:     /s/ Kevin Egan
Name:     Kevin Egan
Title:    Authorized Individual

INVESCO POLARIS US BANK LOAN FUND, as a Lender By: Invesco Senior Secured Management, Inc., as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
INVESCO SSL FUND LLC, as a Lender By: Invesco Senior Secured Management, Inc., as Collateral Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual

INVESCO US LEVERAGED LOAN FUND 2016-9 A SERIES TRUST OF GLOBAL MULTI PORTFOLIO INVESTMENT TRUST,
as a Lender

By: Invesco Senior Secured Management, Inc., as Investment Manager
By:     /s/ Kevin Egan
Name:     Kevin Egan
Title:    Authorized Individual

INVESCO US SENIOR LOANS 2021, L.P., as a Lender By: Invesco Senior Secured Management, Inc., as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
JAMESTOWN CLO IX LTD., as a Lender By: 3i Debt Management U.S. LLC, as Portfolio Manager By: /s/ David Nadeau Name: David Nadeau Title: Portfolio Manager

JAMESTOWN CLO VI LTD., as a Lender By: 3i Debt Management U.S. LLC, as Portfolio Manager By: /s/ David Nadeau Name: David Nadeau Title: Portfolio Manager
JAMESTOWN CLO VII LTD., as a Lender By: 3i Debt Management U.S. LLC, as Portfolio Manager By: /s/ David Nadeau Name: David Nadeau Title: Portfolio Manager
JAMESTOWN CLO VIII LTD., as a Lender By: 3i Debt Management U.S. LLC, as Portfolio Manager By: /s/ David Nadeau Name: David Nadeau Title: Portfolio Manager

JFIN US INVESTMENT GRADE & LEVERAGED LOAN BUY AND MAINTAIN FUND (FX AND IR HEDGED),
as a Lender

By: BlackRock Financial Management, Inc., as Investment Manager
By:     /s/ Gina Forziati
Name:     Gina Forziati
Title:    Authorized Signatory

JM2 GLOBAL LOAN FUND 2017 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Alcentra NY, LLC as its Collateral Manager
By:     /s/ Robert Davis
Name:     Robert Davis
Title:    Sr. Vice President

JPMBI RE BLACKROCK BANKLOAN FUND, as a Lender By: BlackRock Financial Management Inc., as Sub-Advisor By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory

KAISER FOUNDATION HOSPITALS, as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
KAISER PERMANENTE GROUP TRUST, as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
KAPITALFORENINGEN INVESTIN PRO, US LEVERAGED LOANS I, as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
KENTUCKY RETIREMENT SYSTEMS (SHENKMAN - INSURANCE FUND ACCOUNT), as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO
KENTUCKY RETIREMENT SYSTEMS (SHENKMAN - PENSION ACCOUNT), as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO
KENTUCKY TEACHERS’ RETIREMENT SYSTEM INSURANCE TRUST FUND, as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO

KKR CLO 11 LTD., as a Lender By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Authorized Signatory
KKR CLO 12 LTD., as a Lender By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Authorized Signatory
KKR CLO 13 LTD., as a Lender By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Authorized Signatory
KKR CLO 16 LTD., as a Lender By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Authorized Signatory
KKR CLO 17 LTD., as a Lender By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Authorized Signatory
KKR CLO 19 LTD., as a Lender By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Authorized Signatory

KKR CLO 20 LTD., as a Lender By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Authorized Signatory
KKR CLO 9 LTD., as a Lender By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Authorized Signatory
KKR FINANCIAL CLO 2013-1, LTD., as a Lender By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Authorized Signatory
KVK CLO 2013-1, LTD, as a Lender By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President
KVK CLO 2013-2, LTD, as a Lender By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President
KVK CLO 2014-1, LTD, as a Lender By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

KVK CLO 2014-2, LTD, as a Lender By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President
KVK CLO 2014-3, LTD, as a Lender By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President
KVK CLO 2015-1, LTD, as a Lender By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President
KVK CLO 2016-1, LTD, as a Lender By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President
LIMEROCK CLO II, LTD., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
LIMEROCK CLO III, LTD., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual

LIQUID LOAN OPPORTUNITIES MASTER FUND, L.P., as a Lender By: HPS Investment Partners, LLC By: /s/ Jamie Donsky Name: Jamie Donsky Title: Senior Vice President

LOOMIS SAYLES LOAN FUND 2016, A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Loomis, Sayles & Company, L.P. its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner
By:     /s/ Mary McCarthy
Name:     Mary McCarthy
Title:    Vice President, Legal and Compliance Analyst

LOOMIS SAYLES LOAN FUND, A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Loomis, Sayles & Company, L.P. its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner
By:     /s/ Mary McCarthy
Name:     Mary McCarthy
Title:    Vice President, Legal and Compliance Analyst

MACKAY SHIELDS CORE PLUS OPPORTUNITIES CIT, as a Lender By: MacKay Shields LLC, as Investment advisor and not individually By: /s/ Dan Roberts Name: Dan Roberts Title: Executive Managing Director
MACKAY SHIELDS DEFENSIVE BOND ARBITRAGE FUND LTD., as a Lender By: MacKay Shields LLC, as Investment advisor and not individually By: /s/ Dan Roberts Name: Dan Roberts Title: Executive Managing Director
MACKAY SHORT DURATION HIGH YIELD FUND, as a Lender By: MacKay Shields LLC, as Investment advisor and not individually By: /s/ Dan Roberts Name: Dan Roberts Title: Executive Managing Director

MAGNETITE IX, LIMITED, as a Lender By: BlackRock Financial Management, Inc., its Collateral Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
MAGNETITE VII, LIMITED, as a Lender By: BlackRock Financial Management, Inc., its Collateral Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
MAGNETITE VIII, LIMITED, as a Lender By: BlackRock Financial Management, Inc., its Collateral Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
MAGNETITE XI, LIMITED, as a Lender By: BlackRock Financial Management, Inc., its Collateral Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
MAGNETITE XII, LTD., as a Lender By: BlackRock Financial Management, Inc., its Collateral Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
MAGNETITE XIV, LIMITED, as a Lender By: BlackRock Financial Management, Inc., its Collateral Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory

MAGNETITE XV, LIMITED, as a Lender By: BlackRock Financial Management, Inc., its Investment Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
MAGNETITE XVI, LIMITED, as a Lender By: BlackRock Financial Management, Inc., as Portfolio Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
MAGNETITE XVII, LIMITED, as a Lender By: BlackRock Financial Management, Inc., as Interim Investment Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory

MAINSTAY INCOME BUILDER FUND, A SERIES OF THE MAINSTAY FUNDS,
as a Lender

By: MacKay Shields LLC, as Investment Adviser and not individually
By:     /s/ Dan Roberts
Name:     Dan Roberts
Title:    Executive Managing Director

MAINSTAY UNCONSTRAINED BOND FUND, A SERIES OF THE MAINSTAY FUNDS,
as a Lender

By: MacKay Shields LLC, as Subadvisor and not individually
By:     /s/ Dan Roberts
Name:     Dan Roberts
Title:    Executive Managing Director

MAINSTAY VP INCOME BUILDER PORTFOLIO, A SERIES OF MAINSTAY VP FUNDS TRUST,
as a Lender

By: MacKay Shields LLC, as Investment Adviser and not individually
By:     /s/ Dan Roberts
Name:     Dan Roberts
Title:    Executive Managing Director

MAINSTAY VP UNCONSTRAINED BOND PORTFOLIO, A SERIES OF MAINSTAY VP FUNDS TRUST,
as a Lender

By: MacKay Shields LLC, as Subadviser and not individually
By:     /s/ Dan Roberts
Name:     Dan Roberts
Title:    Executive Managing Director

MARBLE POINT CLO XI LTD., as a Lender By: Marble Point CLO Management LLC, its Manager By: /s/ Thomas Shandell Name: Thomas Shandell Title: CEO
MARYLAND STATE RETIREMENT AND PENSION SYSTEM, as a Lender By: MacKay Shields LLC, as Investment Adviser and not individually By: /s/ Dan Roberts Name: Dan Roberts Title: Executive Managing Director

MATTERHORN LOAN TRUST 2015,
as a Lender

By: Credit Suisse Asset Management, LLC as investment manager for BNY Mellon Trust Company (Cayman) Ltd., the trustee for Matterhorn Loan Trust 2015
By:     /s/ Thomas Flannery
Name:     Thomas Flannery
Title:    Managing Director

MIDOCEAN CREDIT CLO II,
as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner
By:     /s/ Jim Wiant
Name:     Jim Wiant
Title:    Managing Director

MIDOCEAN CREDIT CLO III,
as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner
By:     /s/ Jim Wiant
Name:     Jim Wiant
Title:    Managing Director

MIDOCEAN CREDIT CLO IV,
as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner
By:     /s/ Jim Wiant
Name:     Jim Wiant
Title:    Managing Director

MINEWORKERS’ PENSION SCHEME, as a Lender By: Wellington Management Company, LLP as its Investment Adviser By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
MP CLO VI, LTD., as a Lender By: MP CLO Management LLC, its Manager By: /s/ Thomas Shandell Name: Thomas Shandell Title: CEO

MT. WHITNEY SECURITIES, LLC,
as a Lender

By: Deutsche Investment Management Americas Inc.
By:     /s/ Mark Rigazio
Name:     Mark Rigazio
Title:    Portfolio Manager
By:     /s/ Shayna Malnak
Name:     Shayna Malnak
Title:    Vice President

MUSASHI SECURED CREDIT FUND LTD., as a Lender By: GSO Capital Advisors LLC, as Manager By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory
NATIONAL PENSION SERVICE, as a Lender By: Ares Capital Management III LLC, its Investment Manager By: /s/ Ben Kattan Name: Ben Kattan Title: Authorized Signatory

NB GLOBAL FLOATING RATE INCOME FUND LIMITED, as a Lender By: /s/ Colin Donlan Name: Colin Donlan Title: Authorized Signatory
NEUBERGER BERMAN CLO XVIII, LTD., as a Lender By: Neuberger Berman Investment Advisers LLC as collateral manager By: /s/ Colin Donlan Name: Conlin Donlan Title: Authorized Signatory
NEUBERGER BERMAN CLO XXI, LTD., as a Lender By: Neuberger Berman Investment Advisers LLC as its Collateral Manager By: /s/ Colin Donlan Name: Conlin Donlan Title: Authorized Signatory
NEUBERGER BERMAN FLOATING RATE INCOME FUND, as a Lender By: Neuberger Berman Fixed Income LLC as collateral manager By: /s/ Colin Donlan Name: Conlin Donlan Title: Authorized Signatory

NEUBERGER BERMAN LOAN ADVISERS CLO 24, LTD.,
as a Lender

By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor
By:     /s/ Colin Donlan
Name: Conlin Donlan
Title:    Authorized Signatory

NEUBERGER BERMAN SENIOR FLOATING RATE INCOME FUND LLC, as a Lender By: /s/ Colin Donlan Name: Conlin Donlan Title: Authorized Signatory

NEW YORK LIFE INSURANCE COMPANY, GP - PORTABLE ALPHA,
as a Lender

By: MacKay Shields LLC, as Investment Adviser and not individually
By:     /s/ Dan Roberts
Name: Dan Roberts
Title:    Executive Managing Director

NEW YORK LIFE INSURANCE COMPANY (GUARANTEED PRODUCTS),
as a Lender

By: MacKay Shields LLC, as Investment Adviser and not individually
By:     /s/ Dan Roberts
Name: Dan Roberts
Title:    Executive Managing Director

NF LOAN TRUST 2016, as a Lender By: Neuberger Berman Investment Advisers LLC As Investment Manager By: /s/ Colin Donlan Name: Conlin Donlan Title: Authorized Signatory
NJP BANK LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender By: /s/ Colin Donlan Name: Conlin Donlan Title: Authorized Signatory

NJP LOAN FUND 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Neuberger Berman Investment Advisers LLC, as Investment Manager
By:     /s/ Colin Donlan
Name: Conlin Donlan
Title:    Authorized Signatory

OAKTREE EIF III SERIES II, LTD.,
as a Lender

By: Oaktree Capital Management, L.P. its Collateral Manager
By:     /s/ Peter Deschner
Name: Peter Deschner
Title:    Managing Director
By:     /s/ Armen Panossian
Name: Armen Panossian
Title:    Managing Director

OCTAGON INVESTMENT PARTNERS 26, LTD., as a Lender By: Octagon Credit Investors, LLC as Portfolio Manager By: /s/ Kimberly Wong Lem Name: Kimberly Wong Lem Title: Vice President, Portfolio Administration
OCTAGON INVESTMENT PARTNERS 24, LTD., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager By: /s/ Kimberly Wong Lem Name: Kimberly Wong Lem Title: Vice President, Portfolio Administration
OCTAGON INVESTMENT PARTNERS 25, LTD., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager By: /s/ Kimberly Wong Lem Name: Kimberly Wong Lem Title: Vice President, Portfolio Administration

OCTAGON INVESTMENT PARTNERS XVI, LTD.,
as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager
By:     /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OCTAGON INVESTMENT PARTNERS XXII, LTD.,
as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager
By:     /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OCTAGON INVESTMENT PARTNERS XXIII, LTD.,
as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager
By:     /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OCTAGON LOAN TRUST 2010,
as a Lender

By: Octagon Credit Investors, LLC as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010
By:     /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OCTAGON PAUL CREDIT FUND SERIES I, LTD.,
as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager
By:     /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OHA CREDIT PARTNERS XIII, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA CREDIT PARTNERS IX, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA CREDIT PARTNERS VII, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA CREDIT PARTNERS VIII, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory

OHA CREDIT PARTNERS X, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA CREDIT PARTNERS XI, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA CREDIT PARTNERS XII, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA LOAN FUNDING 2012-1, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA LOAN FUNDING 2013-1, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA LOAN FUNDING 2013-2, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory

OHA LOAN FUNDING 2015-1, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA LOAN FUNDING 2016-1, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHA S.C.A., SICAV-SIF, as a Lender By: OHA Management (Luxeumbourg) S.A r.l., in its capacity of General Partner By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
OHIO POLICE & FIRE PENSION FUND as a Lender By: MacKay Shields LLC, as Investment Adviser and not individually By: /s/ Dan Roberts Name: Dan Roberts Title: Executive Managing Director
OPTUM BANK, INC., as a Lender By: GSO Capital Advisors LLC as Manager By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory
OZLM FUNDING II, LTD., as a Lender By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO

OZLM FUNDING III, LTD., as a Lender By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM FUNDING IV, LTD., as a Lender By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM FUNDING V, LTD., as a Lender By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM FUNDING II, LTD., as a Lender By: OZ CLO Management LLC, its portfolio manager By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM IX, LTD., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM VI, LTD., as a Lender By: Och-Ziff Loan Management LP, its asset manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO

OZLM VII, LTD., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM VIII, LTD., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM XI, LTD., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM XII, LTD., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM XIII, LTD., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM XIV, LTD., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO

OZLM XV, LTD., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
OZLM XIV, LTD., as a Lender By: OZ CLO Management LLC, its successor portfolio manager By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO
PACIFIC LIFE INSURANCE COMPANY, (FOR IMDBKLNS ACCOUNT), as a Lender By: /s/ Anar Majmudar Name: Anar Majmudar Title: Authorized Signatory
PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO, as a Lender By: Eaton Vance Management as Investment Sub-Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President
PARTNER REINSURANCE COMPANY OF THE U.S., as a Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Jamie Donsky Name: Jamie Donsky Title: Senior Vice President
PERMANENS CAPITAL FLOATING RATE FUND LP, as a Lender By: BlackRock Financial Management Inc., Its Sub-Advisor By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory

PI SOLUTIONS - GLOBAL FLOATING RATE INCOME, as a Lender By: Amundi Pioneer Asset Management, Inc. By: /s/ Margaret C. Begley Name: Margaret C. Begley Title: Vice President and Associate General Counsel

PIMCO BERMUDA TRUST II: PIMCO BERMUDA BANK LOAN FUND (M),
as a Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor
By:     /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title:    Executive Vice President

PIMCO CAYMAN BANK LOAN LIBOR PLUS FUND JPY HEDGE A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor
By:     /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title:    Executive Vice President

PIMCO CAYMAN BANK LOAN LIBOR PLUS FUND JPY HEDGE SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor
By:     /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title:    Executive Vice President

PIMCO CAYMAN BANK LOAN LIBOR PLUS FUND JPY HEDGE SERIES 3: A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor
By:     /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title:    Executive Vice President

PIMCO CAYMAN TRUST: PIMCO CAYMAN BANK LOAN FUND,
as a Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor
By:     /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title:    Executive Vice President

PIMCO CAYMAN TRUST: PIMCO CAYMAN U.S. BLENDED CREDIT FUND 2016,
as a Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor
By:     /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title:    Executive Vice President

PIMCO FUNDS IRELAND PLC: PIMCO SENIOR LOAN FUND,
as a Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor
By:     /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title:    Executive Vice President

PINNACLE PARK CLO, LTD, as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory
PIONEER FLOATING RATE FUND, as a Lender By: Amundi Pioneer Asset Management, Inc. By: /s/ Margaret C. Begley Name: Margaret C. Begley Title: Vice President and Associate General Counsel
PIONEER INVESTMENTS DIVERSIFIED LOANS FUND, as a Lender By: Amundi Pioneer Asset Management, Inc. By: /s/ Margaret C. Begley Name: Margaret C. Begley Title: Vice President and Associate General Counsel
PREFERRED MUTUAL INSURANCE COMPANY, as a Lender By: Wellington Management Company LLP as is Investment Advisor By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President

PROVIDENCE ST. JOSEPH HEALTH LONG TERM PORTFOLIO, as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO

PT. BANK NEGARA INDONESIA (PERSERO) TBK, NEW YORK AGENCY,
as a Lender

By:     /s/ Jerry Phillips
Name: Jerry Phillips
Title:    Relationship Manager
By:     /s/ Oswald Tambunan
Name: Oswald Tambunan
Title:    General Manager

QUAMVIS SCA SICAV-FIS, as a Lender By: Neuberger Berman Investment Adviser LLC By: /s/ Conlin Donlan Name: Conlin Donlan Title: Authorized Signatory
RACE POINT X CLO, LIMITED, as a Lender By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President
RAYMOND JAMES BANK, N.A., as a Lender By: /s/ Daniel Gendron Name: Daniel Gendron Title: Vice President
RECETTE CLO, LTD., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual

REGATTA II FUNDING LP, as a Lender By: Napier Park Global Capital (US) LP, Attorney-in-fact By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director
REGATTA III FUNDING LTD, as a Lender By: Napier Park Global Capital (US) LP, Attorney-in-fact By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director
REGATTA IV FUNDING LTD, as a Lender By: Napier Park Global Capital (US) LP, Attorney-in-fact By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director
REGATTA IX FUNDING LTD, as a Lender By: Regatta Loan Management LLC its Collateral Manager By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director
REGATTA V FUNDING LTD, as a Lender By: Napier Park Global Capital (US) LP, Attorney-in-fact By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director
REGATTA VI FUNDING LTD, as a Lender By: Regatta Loan Management LLC its Collateral Manager By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director

REGATTA VII FUNDING LTD, as a Lender By: Regatta Loan Management LLC its Collateral Manager By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director
REGATTA VIII FUNDING LTD, as a Lender By: Regatta Loan Management LLC, attorney-in-fact By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director
REGENCE BLUECROSS BLUESHIELD OF OREGON, as a Lender By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Executive Vice President
REGENCE BLUECROSS BLUESHIELD OF UTAH, as a Lender By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Executive Vice President
REGENCE BLUESHIELD, as a Lender By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Executive Vice President
REGENCE BLUESHIELD OF IDAHO, as a Lender By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Executive Vice President

RENAISSANCE TRUST 2009, as a Lender By: HPS Investment Partners LLC, Its Sub-Investment Manager By: /s/ Jamie Donsky Name: Jamie Donsky Title: Senior Vice President

RISERVA CLO, LTD,
as a Lender

By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member
By:     /s/ Kevin Egan
Name: Kevin Egan
Title:    Authorized Individual

ROMARK CLO - I LTD, as a Lender By: Shenkman Capital Management, Inc. as Servicer By: /s/ Dov Braun Name: Dov Braun Title: CFO
SAEV MASTERFONDS WELLINGTON GLOBAL HIGH YIELD, as a Lender By: Wellington Management Company LLP as its Investment Advisor By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
SAFETY INSURANCE COMPANY, as a Lender By: Wellington Management Company LLP as its Investment Advisor By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
SENIOR DEBT PORTFOLIO, as a Lender By: Boston Management and Research as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

SENTRY INSURANCE A MUTUAL COMPANY, as a Lender By: Invesco Senior Secured Management, Inc. as Sub-Advisor By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
SHELL CONTRIBUTORY PENSION FUND, as a Lender By: Invesco Senior Secured Management, Inc as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
SHENKMAN FLOATING RATE HIGH INCOME FUND, as a Lender By: Shenkman Capital Management, Inc., as Collateral Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO
SOCIETE GENERALE, as a Lender By: /s/ Julian Thinat Name: Julian Thinat Title: Authorized Signatory
SOUND HARBOR LOAN FUND 2014-1 LTD., as a Lender By: Allianz Global Investors U.S. LLC, as Manager By: /s/ Thomas E. Bancroft Name: Thomas E. Bancroft Title: Portfolio Manager
SOUND POINT CLO II, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory

SOUND POINT CLO III, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO IV, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO IX, LTD, as a Lender By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO V, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO VI, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO VII, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory

SOUND POINT CLO VIII, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO X, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO XI, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO XII, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO XIV, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
SOUND POINT CLO XV, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory

SOUND POINT CLO XVI, LTD, as a Lender By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory
STATE BANK OF INDIA, CHICAGO BRANCH, as a Lender By: /s/ Manoranjan Panda Name: Manoranjan Panda Title: VP & Head (CMC)
STATE STREET BANK AND TRUST COMPANY, as a Lender By: /s/ Ryan Mensching Name: Ryan Mensching Title: Vice President
STICHTING SHELL PENSIOENFONDS, as a Lender By: Invesco Senior Secured Management, Inc as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
STONE TOWER LOAN TRUST 2010, as a Lender By: Apollo Fund Management LLC, as its Investment Manager By: /s/ Joseph Glatt Name: Joseph Glatt Title: Vice President
SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as a Lender By: /s/ Albert C. Tew II Name: Albert C. Tew II Title: Senior Vice President

SUNAMERICA SENIOR FLOATING RATE FUND, INC-AIG SENIOR FLOATING RATE FUND,
as a Lender

By: Wellington Management Company, LLP as its Investment Advisor
By:     /s/ Donna Sirianni
Name: Donna Sirianni
Title:    Vice President

SWISS CAPITAL ALTERNATIVE STRATEGIES FUNDS SPC FOR THE ACCOUNT OF SC ALTERNATIVE STRATEGY 9SP, as a Lender By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
SWISS CAPITAL PRO LOAN V PLC, as a Lender By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
TEACHER’S RETIREMENT SYSTEM OF THE STATE OF KENTUCKY, as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO
THE CITY OF NEW YORK GROUP TRUST, as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
CITY OF NEW YORK GROUP TRUST, as a Lender By: Voya Investment Management Co. LLC as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President

THE HARTFORD FLOATING RATE HIGH INCOME FUND, as a Lender By: Wellington Management Company, LLP as its Investment Advisor By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
THE HARTFORD SHORT DURATION FUND, as a Lender By: Wellington Management Company, LLP as its Investment Advisor By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
THE HARTFORD STRATEGIC INCOME FUND, as a Lender By: Wellington Management Company, LLP as its Investment Advisor By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
THE U.S. BUSINESS OF THE CANADA LIFE ASSURANCE COMPANY, as a Lender By: /s/ Jack Brown Name: Jack Brown Title: SVP Separate Accounts
EMPLOYEES & AGENTS PENSION PLAN GWL&A FINANCIAL INC, as a Lender By: /s/ Jack Brown Name: Jack Brown Title: SVP Separate Accounts
THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY, as a Lender By: /s/ Bernie M. Casey Name: Bernie M. Casey Title: AVP & Senior Credit Analyst

THL CREDIT WIND RIVER 2017-2 CLO LTD., as a Lender By: THL Credit Advisors LLC, its Asset By: /s/ James R. Fellows Name: James R. Fellows Title: Managing Director/Co-Head
THL CREDIT WIND RIVER 2017-3 CLO LTD., as a Lender By: THL Credit Advisors LLC, its Warehouse Collateral Manager By: /s/ James R. Fellows Name: James R. Fellows Title: Managing Director/Co-Head
TICP CLO I, LTD., as a Lender By: TICP CLO I Management, LLC, its collateral manager By: /s/ Daniel Wanek Name: Daniel Wanek Title: Vice President
TICP CLO VII, LTD., as a Lender By: TICP CLO I Management, LLC, its collateral manager By: /s/ Daniel Wanek Name: Daniel Wanek Title: Vice President
TRINITAS CLO VI, LTD., as a Lender By: /s/ Gibran Mahmud Name: Gibran Mahmud Title: Chief Investment Officer
U.S. SPECIALTY INSURANCE COMPANY, as a Lender By: BlackRock Investment Management, LLC, its Investment Manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory

UNISUPER, as a Lender By: Oak Hill Advisors, L.P. By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory
UNITEDHEALTHCARE INSURANCE COMPANY, as a Lender By: BlackRock Financial Management Inc.; its investment manager By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory
UNITEDHEALTHCARE INSURANCE COMPANY, as a Lender By: GSO Capital Advisors LLC as Manager By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory
UNITEDHEALTHCARE INSURANCE COMPANY, as a Lender By: GSO Capital Advisors II LLC as Manager By: /s/ Thomas Iannarone Name: Thomas Iannarone Title: Authorized Signatory
UPLAND CLO, LTD., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
UPPER TIER CORPORATE LOAN FUND I, as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager By: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual

UTICA MUTUAL INSURANCE COMPANY, as a Lender By: Wellington Management Company LLP as its Investment Advisor By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
VIRGINIA COLLEGE SAVINGS PLAN, as a Lender By: Shenkman Capital Management, Inc., as Investment Manager By: /s/ Dov Braun Name: Dov Braun Title: CFO
VOYA CLO 2013-1, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2013-2 LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2013-3, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2014-1, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President

VOYA CLO 2014-2, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2014-3, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2014-4, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2015-1, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2015-2, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2015-3, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President

VOYA CLO 2016-1, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2016-2, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2016-3, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2016-4, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
VOYA CLO 2017-1, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager By: /s/ Jim Essert Name: Jim Essert Title: Senior Vice President
WELLFLEET CLO 2016-1, LTD., as a Lender By: /s/ Dennis Talley Name: Dennie Talley Title: Portfolio Manager

WELLFLEET CLO 2017-1, LTD., as a Lender By: Wellfleet Credit Partners, LLC as Collateral Manager By: /s/ Dennis Talley Name: Dennis Talley Title: Portfolio Manager
WELLINGTON MULTI-SECTOR CREDIT FUND, as a Lender By: Wellington Management Company, LLP as its Investment Adviser By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE COMMON TRUST FUNDS TRUST-OPPORTUNISTIC FIXED INCOME ALLOCATION PORTFOLIO,
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser
By:     /s/ Donna Sirianni
Name: Donna Sirianni
Title:    Vice President

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE COLLECTIVE INVESTMENT FUNDS TRUST II MULTI-SECTOR CREDIT II PORTFOLIO,
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser
By:     /s/ Donna Sirianni
Name: Donna Sirianni
Title:    Vice President

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE COMMON TRUST FUNDS TRUST OPPORTUNISTIC INFLATION SENSITIVE BOND PORTFOLIO,
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser
By:     /s/ Donna Sirianni
Name: Donna Sirianni
Title:    Vice President

WELLMARK, INC., as a Lender By: Wellington Management Company, LLP as its Investment Adviser By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President

WESPATH FUNDS TRUST, as a Lender By: Wellington Management Company, LLP as its Investment Adviser By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
WM POOL - HIGH YIELD FIXED INTEREST TRUST, as a Lender By: /s/ Patricia Charles Name: Patricia Charles Title: Associate
WM POOL - FIXED INTEREST TRUST NO. 7, as a Lender By: Shenkman Capital Management, Inc. By: /s/ Dov Braun Name: Dov Braun Title: CFO
WORKERS COMPENSATION FUND, as a Lender By: Wellington Management Company, LLP as its Investment Adviser By: /s/ Donna Sirianni Name: Donna Sirianni Title: Vice President
YORK CLO-1 LTD., as a Lender By: /s/ Rizwan Akhter Name: Rizwan Akhter Title: Authorized Signatory
YORK CLO-2 LTD., as a Lender By: /s/ Rizwan Akhter Name: Rizwan Akhter Title: Authorized Signatory

YORK CLO-3 LTD., as a Lender By: /s/ Rizwan Akhter Name: Rizwan Akhter Title: Authorized Signatory
ZURICH AMERICAN LIFE INSURANCE COMPANY, as a Lender By: BlackRock Financial Management Inc., its Investment Advisor By: /s/ Gina Forziati Name: Gina Forziati Title: Authorized Signatory